Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

     I, Derek Chang, the Interim Co-Chief Financial Officer of Charter Communications, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Derek Chang
Derek Chang
Interim Co-Chief Financial Officer (Co-Principal Financial Officer) March 1, 2005